As filed with the Securities and Exchange Commission on December 16, 1998


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

               _________________________________

                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):
                       December 16, 1998

                    BANKAMERICA CORPORATION
     (Exact name of registrant as specified in its charter)

                            Delaware
 (State or other jurisdiction of incorporation or organization)

                             1-6523
                    (Commission File Number)

                           56-0906609
               (IRS Employer Identification No.)

                     101 North Tryon Street
                   Charlotte, North Carolina
            (Address of principal executive offices)

                             28255
                           (Zip Code)

                         (704) 386-5000
      (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

    On December 16, 1998, the Registrant completed a (pound symbol) 250 million Eurobond offering of 6.125% Senior Notes, due 2010 (the
"Notes"). The Notes were sold only in Europe and Asia to non-U.S. investors. The Notes mature in 12 years and have a coupon interest rate of 6.125%. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         The following exhibits are filed herewith:


           EXHIBIT NO.            DESCRIPTION OF EXHIBIT


         99.1 Press Release dated December 16, 1998 with respect to the completion of the Registrant's offering of 6.125% Senior Notes, due 2010.



                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BANKAMERICA CORPORATION


                             By:  /s/ CHARLES M. BERGER
                                  Charles M. Berger
                                  Associate General Counsel





Dated: December 16, 1998